    As filed with the Securities and Exchange Commission on January 11, 1999
                                                  Registration No. 333-63929

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                        (POST-EFFECTIVE AMENDMENT NO. 1)
                                   ON FORM S-8
                                   TO FORM S-4
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                  --------------------------------------------

                         FRONTIER FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

         Washington                                     91-1223535
         ----------                                     ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                            323 S.W. Everett Mall Way
                                  P.O. Box 2215
                            Everett, Washington 98203
               (Address, including ZIP code, and telephone number,
        including area code, of Registrant's principal executive office)

                  --------------------------------------------

                VALLEY BANCORPORATION DIRECTORS STOCK OPTION PLAN
           VALLEY BANCORPORATION EMPLOYEE INCENTIVE STOCK OPTION PLAN
                            (Full Title of the Plan)

                  --------------------------------------------

                               James F. Felicetty
                             Secretary and Treasurer
                         Frontier Financial Corporation
                            323 S.W. Everett Mall Way
                                  P.O. Box 2215
                            Everett, Washington 98203
                                 (425) 514-0719
              (Name and address, including ZIP code, and telephone
               number, including area code, of agent of service)

                  --------------------------------------------

                                 with copies to:
                                Glen P. Garrison
                             Keller Rohrback L.L.P.
                          1201 Third Avenue, Suite 3200
                         Seattle, Washington 98101-3099
              (Name and address, including ZIP code, and telephone
                          number, including area code)

                  --------------------------------------------

                         CALCULATION OF REGISTRATION FEE

                                                                                            Proposed Maximum
    Title of Securities to be            Amount to be         Proposed Maximum Offering    Aggregate Offering          Amount of
           Registered                    Registered(1)            Price Per Share(1)            Price(2)            Registration Fee
           ----------                    -------------            ------------------            --------            ----------------
Common Shares, No Par Value                 49,809                       N/A                       N/A                    N/A

         (1) The Registrant previously paid $2,976.32 with the original filing on September 22, 1998 to register 970,473 shares of Frontier Financial Corporation Common Stock, including 49,809 shares which may be issued pursuant to the Valley Bancorporation and Director Stock Option Plan and Valley Bancorporation Employee Inventive Stock Option Plan.

         This amendment shall be effective in accordance with the provisions of Rule 464 promulgated under the Securities Act of 1933.


                                EXPLANATORY NOTE

         The undersigned Registrant hereby files this post-effective amendment (the "Registration Statement") on Form S-8 to register 49,809 shares of Frontier Financial Corporation (hereinafter the "Company" or the Registrant") Common Stock, no par value, previously registered on Form S-4 (File No. 333-63929) incorporated by reference herein, for issuance pursuant to options granted under Valley Bancorporation Directors Stock Option Plan and the Valley Bancorporation Employee Incentive Stock Option Plan (the "Plans"), pursuant to the terms and conditions of the Agreement and Plan of Mergers dated as of July 30, 1998 (the "Merger Agreement") by and among the Company and Valley Bancorporation, a Washington Corporation. Such merger was consummated on December 21, 1998.

                                     PART II

                      INFORMATION REQUIRED IN REGISTRATION


ITEM  3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents are hereby incorporated by reference into this Registration Statement:

         (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, filed with the Securities and Exchange Commission (the "Commission") on March 25, 1998 under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which contains certified financial statements for the most recent fiscal year for which such statements have been filed;

         (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referred to in (a) above; and

         (c) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission on March 27, 1987, under Section 12 of the Exchange Act, including any amendments or reports filed for the purpose of updating such description.

         In addition, any document filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the filing of a post-effective amendment that indicates that these securities offered hereby have been sold or that deregisters the securities covered hereby then remaining unsold shall also be deemed to be incorporated by reference into this Registration Statement and to be a part hereof commencing on the respective date on which such document is filed.

ITEM 4. DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Sections 23B.08.500 through 23B.08.600 of the Washington Business Corporation Act (the "WBCA") authorize a court to award, or a corporation's board of directors to grant, indemnification to directors, officers, employees and agents of the Registrant and those serving at the Registrant's request in similar positions in any other corporation, partnership, joint venture, trust or other enterprise in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933, as amended (the "Securities Act"). Article IX of the Registrant's Bylaws provides for indemnification of the Registrant's directors and officers, to the maximum extent permitted by Washington law, against expenses and liabilities (including any obligation to pay any judgment, settlement, fine or expenses, including attorneys' fees) actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, in which the director or officer is, was or is threatened to be made a party to such action or is otherwise involved in such action by reason of serving or having served at the request of the Registrant as a director or officer of another corporation.

         Section 23B.08.320 of the WBCA authorizes a corporation to limit a director's liability to the corporation or its shareholders for monetary damages for acts or omissions as a director, except in certain circumstances involving intentional misconduct, self-dealing or illegal corporate loans or distributions, or any transaction from which the director personally receives a benefit in money, property or services to which the director is not legally entitled. The Registrant's Articles of Incorporation provide, to the fullest extent permitted by Washington law, limitations on a director's liability to the Registrant and its shareholder. The Registrant also maintains an insurance policy insuring its directors and officers against liability for certain acts or omissions while acting in their official capacity.

         Pursuant to the Merger Agreement, the six year period ending December 21, 2005, the Registrant will cause the persons serving as officers and directors of Valley Bancorporation and the Bank of Sumner to be covered by the current policies maintained by Valley Bancorporation with respect to acts or omissions of officers and directors, in their capacities as such, occurring on or prior to December 21, 1998.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS

         See Exhibit Index.

ITEM 9.  UNDERTAKINGS

         A. The undersigned Registrant hereby undertakes:

         1. To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement;

                  i. To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  ii. To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                  iii. To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that paragraphs (1)(i) and (1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to be Commission by the Registration pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

         2. That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         3. To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filling of any employee benefit plan's annual report pursuant to Section 15(d) of the Exchange) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filling on Form S-8 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Everett, State of Washington, on the 11th day of January, 1999.

                         FRONTIER FINANCIAL CORPORATION



                                        By:/s/ ROBERT J. DICKSON
                                           -------------------------------------
                                           Robert J. Dickson
                                           President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.

SIGNATURE                                        TITLE                                              DATE
---------                                        -----                                              ----
By:  /s/ ROBERT J. DICKSON                       President and Chief Executive Officer              January 11, 1999
     ---------------------------------------     (Principal Executive Officer)


By:  /s/ JAMES F. FELICETTY                      Secretary and Treasurer                            January 11, 1999
     ---------------------------------------     (Principal Financial and Accounting Officer)


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     GEORGE E. BARBER


By:  /*/                                         Director                                           January 11, 1999
     LUCY DEYOUNG


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     DAVID A. DUJARDIN


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     EDARD D. HANSEN


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     WILLIAM H. LUCAS


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------

     JAMES M. MULLIGAN


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     DONALD REGAN


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     ROGER L. RICE


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     ROY A. ROBINSON


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     WILLIAM J. ROBINSON


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     DARREL J. STORKSON


By:  /*/                                         Director                                           January 11, 1999
     ---------------------------------------
     EDWARD C. RUBATINO





                                        *By /s/ ROBERT J. DICKSON
                                            ------------------------------------
                                            Robert J. Dickson
                                            Attorney-in-Fact

         Robert J. Dickson, by signing his name hereto, does sign this document on behalf of the persons named above, pursuant to a power of attorney duly executed by such persons previously filed.

                                INDEX TO EXHIBITS


   EXHIBIT
    NUMBER        DESCRIPTION
      5.1         Opinion of Keller Rohrback L.L.P. regarding legality of the Common Stock being registered.*

     10.1         Valley Bancorporation Directors Stock Option Plan.

     10.2         Valley Bancorporation Employee Incentive Stock Option Plan.

     23.1         Consent of Moss Adams L.L.P.

     23.2         Consent of Keller Rohrback L.L.P. (included in its Opinion filed as Exhibit 5.1)

     24.1         Power of Attorney*



         * Previously filed as an exhibit to the Registrant's Registration Statement on Form S-4 to which this is Post-Effective Amendment No. 1.